SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☑

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☑	Definitive Proxy Statement

☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Voya Prime Rate Trust

(Name of Registrant as Specified In Its Charter)

Saba Capital Management, L.P.

Saba Capital CEF Opportunities 1, Ltd.

Boaz R. Weinstein

Aditya Bindal

Peter Borish

Karen Caldwell

Charles Clarvit

Ketu Desai

Kieran Goodwin

Andrew Kellerman

Neal Nellinger

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DATED May 8, 2020

Voya Prime Rate Trust

__________________________

PROXY STATEMENT

OF

Saba Capital Management, L.P.

_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED GOLD PROXY CARD TODAY

This Proxy Statement and the enclosed GOLD proxy card are being furnished by Saba Capital Management, L.P. (“Saba Capital”) and certain of its affiliates (as identified on Annex I, collectively, “Saba,” “we”, or “us”), and the nominees named in Proposal 1 (the “Nominees” and, together with Saba, the “Participants”), in connection with the solicitation of proxies from the shareholders of Voya Prime Rate Trust, a Massachusetts business trust and a closed-end management investment company registered under the Investment Company Act of 1940, as amended (“PPR” or the “Fund”).

As a result of what we believe to be the continued poor investment performance of PPR, its Common Shares (defined below) trade at a significant discount to the Fund’s net asset value (“NAV”). We believe that this discount, along with what we consider to be perpetual underperformance relative to the market, is attributable to a lack of effective management on the part of the Board of Trustees (the “Board”) of PPR. Thus, we believe the Board should consider closing this discount by considering a self-tender of the outstanding Common Shares of the Fund. For this reason, among others, we have submitted a proposal pursuant to Rule 14a-8 under the Securities Exchange Act requesting that the Board consider authorizing a self-tender for 40% of the outstanding shares of the Fund at or close to NAV. We also believe that investor dissatisfaction with the investment advisor to the Fund, Voya Investments, LLC (the “Manager”), has contributed to the substantial discount to NAV. For this reason, among others, we have submitted a proposal allowing for shareholders to vote to terminate the management agreement between the Fund and the Manager. Finally, we believe the Board needs fresh ideas and an independent perspective to address PPR’s discount and corporate governance issues, and that the Nominees’ election to the Board will send a strong message that PPR’s shareholders are not satisfied with the Fund’s management and their treatment of shareholders. We are convinced that NOW is the time to take action to close the Fund’s discount and we urge shareholders to elect our slate of nominees, who, if elected, would serve the best interests of all shareholders.

We are therefore seeking your support at the upcoming 2020 annual meeting of shareholders (the “Annual Meeting”). The Fund has not yet publicly disclosed the date, time and location of the Annual Meeting. Once the Fund publicly discloses such date, time and location, Saba intends to supplement this Proxy Statement with such information and file revised definitive materials with the Securities and Exchange Commission (the “SEC”). Saba is seeking your support with respect to the following (each, a “Proposal” and, collectively, the “Proposals”):

Proposal		Our Recommendation

1.	To elect Saba’s slate of eight trustee nominees, Aditya Bindal, Peter Borish, Karen Caldwell, Charles Clarvit, Ketu Desai, Kieran Goodwin, Andrew Kellerman and Neal Nellinger (the “Nominees”), to serve as trustees on the Board until the 2021 annual meeting of shareholders and until their respective successors are duly elected and qualified, in opposition to PPR’s trustee nominees.	FOR ALL EIGHT of the Nominees

2	Termination of the Management Agreement between the Fund and Voya Investments, LLC, as amended and restated on May 1, 2015 (the “Management Agreement”), and all other advisory and management agreements between the Fund and Voya Investments, LLC.	FOR

3.	To request that the Board consider authorizing a self-tender offer for 40% of the outstanding shares of the Fund at or close to net asset value.	FOR

4.	To transact any other business, not currently contemplated, that properly comes before the Annual Meeting and any adjournments of the Annual Meeting.

This Proxy Statement and GOLD proxy card are first being mailed or given to the Fund’s shareholders on or about May 8, 2020.

Based on the Fund’s preliminary proxy statement for the Annual Meeting, filed with the SEC on April 27, 2020 (the “Fund’s Proxy Statement”) as well as other public information, the Board is currently comprised of eight trustees. The members of the Board are elected to serve as trustees until the next annual meeting of shareholders called for the purpose of electing trustees and/or until their successors have been elected and qualify for office, and it is our expectation that there will be eight trustees elected at the Annual Meeting. If at least five of the Nominees are elected, the Nominees will represent a majority of the members of the Board. If successful in our proxy solicitation, the Board will be composed of our eight Nominees and none of the Fund’s trustee nominees. There is no assurance that any of the Fund’s nominees will serve as trustees if some, but not all, of our Nominees are elected.

Through this Proxy Statement and enclosed GOLD proxy card, we are soliciting proxies to elect the Nominees to serve as trustees whose terms will expire at the 2021 annual meeting of shareholders. The names, backgrounds and qualifications of the Fund’s nominees, and other information about them, can be found in the Fund’s Proxy Statement. There is no assurance that any of the Fund’s nominees will serve as trustees if any or all of our Nominees are elected.

The Fund has not yet disclosed the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”) nor has the Fund disclosed the number of outstanding shares of capital stock of the Fund entitled to vote at the Annual Meeting as of the Record Date. Once the Fund publicly discloses such Record Date and the number of shares of capital stock of the Fund outstanding as of the Record Date, Saba intends to supplement this Proxy Statement with such information and file revised definitive materials with the SEC. Shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. There were 147,787,691 common shares of beneficial interest, no par value, of the Fund (“Common Shares”) outstanding as of November 30, 2019, as disclosed in the Company’s Form N-30B-2 filed on February 7, 2020. As of the close of business on May 7, the Participants beneficially owned 36,320,674 Common Shares in the aggregate, as further described in Annex I.

We urge you to sign, date and return the GOLD proxy card “FOR ALL” eight Nominees to the Board, “FOR” Proposal 2 and “FOR” Proposal 3.

This Proxy Statement and GOLD proxy card are first being mailed or given to the Fund’s shareholders on or about May 8, 2020.

This proxy solicitation is being made by Saba and the Nominees, and not on behalf of the Board or management of the Fund or any other third party. We are not aware of any other matters to be brought before the Annual Meeting other than as described herein. Should other matters be brought before the Annual Meeting, the persons named as proxies in the enclosed GOLD proxy card will vote on such matters in their discretion.

If you have already voted using the Fund’s white proxy card, you have every right to change your vote by completing and mailing the enclosed GOLD proxy card in the enclosed pre-paid envelope or by voting via Internet or by telephone by following the instructions on the GOLD proxy card. Importantly, only the latest validly executed proxy that you submit will be counted. In addition, any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions under “Can I change my vote or revoke my proxy?” in the Questions and Answers section.

For instructions on how to vote, including the quorum and voting requirements for the Fund and other information about the proxy materials, see the Questions and Answers section starting on page 13.

We urge you to promptly sign, date and return your GOLD proxy card.

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, InvestorCom, toll free at 877) 972-0090 or collect at (203) 972-9300.

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REASONS FOR THIS PROXY SOLICITATION

As the largest shareholders of Voya Prime Rate Trust, Saba Capital has nominated a slate of eight highly-qualified Nominees (Proposal 1) and put forth two shareholder proposals: Termination of the Management Agreement between the Fund and its Manager, and all other advisory and management agreements between the Fund and its Manager (Proposal 2). To request that the Board consider authorizing a self-tender offer for 40% of the outstanding shares of the Fund at or close to net asset value (Proposal 3).

We are committed to improving PPR for the benefit of all shareholders.

On May 1, 2020, Saba Capital CEF Opportunities 1, Ltd., an affiliate of Saba Capital (“Saba CEF”), filed a complaint (the “Complaint”) in the Superior Court of the State of Arizona (the “Court”) against Colleen D. Baldwin, John V. Boyer, Patricia W. Chadwick, Martin J. Gavin, Joseph E. Obermeyer, Sheryl K. Pressler, Dina Santoro, and Christopher P. Sullivan (collectively, the “Trustee Defendants”), in their capacity as trustees of the Fund, and the Manager (together with the Trustee Defendants, the “Defendants”), seeking injunctive relief on the basis that the Defendants violated the existing Amended and Restated By-Laws of the Fund (as so amended and restated, the “By-Laws”) and that certain of the Defendants breached their fiduciary duties to shareholders or aided and abetted such breach of fiduciary duties by amending the Fund’s voting standard for the election of a trustee from a plurality of shares voted (i.e., a standard in which the candidate with the most votes is elected) to 60% of all outstanding shares, which includes shares represented by those shareholders who choose not to participate in the vote (the “Fund’s Unilateral Supermajority Voting Provision”). Saba believes the Fund’s Unilateral Supermajority Voting Provision makes it impossible, as a practical matter, for shareholders to elect trustees at the Annual Meeting or, for that matter, at any future meeting of shareholders where trustees are up for election.

In the Complaint, Saba CEF requested, among other things, that the Court (i) declare that the Trustee Defendants breached the Declaration of Trust of the Fund (the “Declaration of Trust”) and pre-existing By-Laws, and/or the covenant of good faith and fair dealing inherent in the Declaration of Trust and the By-Laws, by enacting the Fund’s Unilateral Supermajority Voting Provision; (ii) declare that the Trustee Defendants breached their fiduciary duties by enacting the Fund’s Unilateral Supermajority Voting Provision; (iii) declare that the Manager aided and abetted the Trustee Defendants’ breaches of fiduciary duty; (iv) strike the Fund’s Unilateral Supermajority Voting Provision; and (v) preliminarily and permanently enjoin the Defendants, their agents and representatives, and all other persons acting in concert with them, from applying the voting standard set forth in the Fund’s Unilateral Supermajority Voting Provision.

Shareholders should understand the relevant facts and circumstances that led to and necessitated, in Saba’s view, the filing of the Complaint.

On March 3, 2020, Saba delivered to the Fund a notice of its intent to nominate trustees for election to the Board at the Annual Meeting.

On April 14, 2020, the Fund disclosed that it had unilaterally amended its pre-existing By-Laws to, among other things, add (i) extensive advance notice requirements for shareholders to nominate trustees and present proposals at an annual meeting of shareholders; (ii) the Fund’s Unilateral Supermajority Voting Provision; and (iii) a provision endowing the Chairman of the Board with the unconditional power to adjourn shareholder meetings on his or her own motion and without a shareholder vote (the “Fund’s Unilateral Adjournment Provision”). The Fund also provided that shareholders would have until May 8, 2020 to nominate trustees and submit proposals in compliance with the newly amended By-Laws.

It is noteworthy that on the same day, and concurrent with the filing of the Fund’s Unilateral Supermajority Voting Provision, the Fund issued a public letter disclosing that Saba had notified the Fund of its intention to nominate trustees to the Board at the Annual Meeting and indicating that the Fund had, at least in part, amended the election voting standard in response to Saba’s engagement.

In the face of the foregoing unilateral entrenchment mechanisms exercised by the Fund, Saba felt it had no choice but to file the Complaint to restore shareholder rights.

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To give other shareholders the opportunity to express their views on both the Fund’s Unilateral Supermajority Voting Provision and the Fund’s Unilateral Adjournment Provision, Saba included proposals in its preliminary proxy statement, filed with the SEC on April 28, 2020 that would have allowed shareholders to request that the Board amend the By-Laws so that (i) trustees are elected by a majority of the votes cast in uncontested elections and by a plurality of the votes cast in contested elections and (ii) shareholder meetings may only be adjourned by the vote of a majority of the shares represented at any shareholder meeting (the “Saba Corporate Governance Proposals”).

On May 5, 2020, the Fund’s counsel sent a letter to Saba on behalf of the Fund stating that the Fund refused to include the Saba Corporate Governance Proposals in the agenda for the Annual Meeting and that the Fund would not allow shareholders to vote on the Saba Corporate Governance Proposals at the Annual Meeting. The letter justified this abrogation of shareholder rights by claiming that the Fund’s organizational documents do not provide for a shareholder right to amend the By-Laws.

Saba strongly disagrees with the contention that the Fund, organized as a business trust in the state of Massachusetts, has the power to deprive shareholders of their basic right to amend bylaws as explicitly granted to them by the Massachusetts Business Corporation Act (the “MBCA”).1

However, rather than include the Saba Corporate Governance Proposals in this Proxy Statement and allowing the Fund an opportunity to attempt to further invalidate, suppress and disregard the Fund’s shareholders, Saba has decided to be transparent with the other shareholders of the Fund so that they are fully informed regarding the Fund’s efforts to block their ability to vote on the Saba Corporate Governance Proposals.

We urge you to support our Proposals by voting the GOLD proxy card today.

_________________________________

1 See Title XXII, Chapter 156D, Section 10.20(a) of the MBCA. “The power to make, amend or repeal bylaws shall be in the shareholders. If authorized by the articles of organization, or by the bylaws pursuant to authorization in the articles, the board of directors may also make, amend or repeal bylaws in whole or in part”.

When ruling on questions involving Massachusetts business trusts, Massachusetts courts have looked to MBCA statutes and case law for guidance. See Halebian v. Berv, 457 Mass. 620, 623.

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PROPOSAL 1: ELECTION OF TRUSTEES

According to the Fund’s Proxy Statement and other public information, the Board currently consists of eight trustees, all of whose term as trustee is expiring at the Annual Meeting. We are soliciting proxies to elect the Nominees —Aditya Bindal, Peter Borish, Karen Caldwell, Charles Clarvit, Ketu Desai, Kieran Goodwin, Andre Kellerman and Neal Nellinger— to serve as trustees with terms expiring at the 2021 annual meeting of shareholders. The Nominees, if all are elected, would constitute the entirety of the Board.

The Participants intend to vote all of their Common Shares in favor of the eight Nominees.

Each of the Nominees, if elected, will serve a one-year term until the 2021 annual meeting of shareholders and until his or her successor has been duly elected and qualified. There is no assurance that any incumbent trustee will serve as a trustee if one or more of the Nominees is elected to the Board. You should refer to the Fund’s Proxy Statement for the names, background, qualifications and other information concerning the Fund’s nominees. The ages shown below are as of the date of the filing of this Proxy Statement.

Nominees:

Name:	Aditya Bindal
Age:	44
Business Address:	405 Lexington Avenue, 58th Floor, New York, New York 10174
Principal Occupation:	See below

Aditya Bindal has served as Chief Risk Officer of Saba Capital Management, L.P. since 2018, prior to which he served as Chief Risk Officer at Water Island Capital (“Water Island”), an event-driven investment firm with over $2.5 billion in AUM, from 2015 to 2018. Prior to joining Water Island, from 2008 until 2015, Mr. Bindal served as Senior Risk Manager at Eton Park Capital Management, an investment firm with over $9 billion in AUM at its peak. Mr. Bindal began his career in 2005 at Bear Stearns as a risk associate and subsequently traded credit derivatives for the proprietary desk.

Mr. Bindal received a Bachelor of Technology from Indian Institute of Technology, Kharagpur in India, a Masters from Purdue University and a Ph.D. in Chemical Engineering from Rutgers University.

Mr. Bindal’s qualifications to serve as a director include his deep financial expertise and the senior financial management positions he has held at multiple asset management firms.

Name:	Peter Borish
Age:	60
Business Address:	90 Park Avenue, 5th floor, NY, NY 10016
Principal Occupation:	See below

Peter Borish has served as the Chief Strategist of Quad Group LLC, an investment management firm, since 2013. Additionally, Mr. Borish has served as the President and CEO of Computer Trading Corporation, an actively managed fund focused on macroeconomic investing, since 1995, where he created the trade and risk management models his company uses to manage assets in the derivatives market. In 2012, Mr. Borish served as Chief Executive Officer of the hedge fund Touradji Capital Management. Mr. Borish also served as the CEO and member of the Board of Twinfields Capital Management, a global macro hedge fund focused on the fixed income sector, from 2005 to 2008. Mr. Borish was a founding Partner of Tudor Investment Corporation, a global investment firm, where he served as the Director of Research from 1985 to 1994.

In addition to the foregoing leadership positions, Mr. Borish has also served as a Board Advisor of ValueStream Labs, an accelerator for financial services technologies, since 2013 and as a Trustee of RMB Investors Trust, an open-end management investment company since 2015. Mr. Borish was also a director of CBOT Holdings, Inc., a holding company for the Board of Trade of the City of Chicago, Inc. and its subsidiaries, from 2004 to 2005, and was a special advisor to CBOT in 2006. He has also served in leadership and board positions of a Chicago-based electronic exchange and a technology-driven lending platform.

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Mr. Boris is a member of the board of trustees of Eaton Vance Floating-Rate Income Plus Fund.

Mr. Borish has engaged in substantial philanthropy and nonprofit work, having helped found, and, since 1988, having served on the Board of Directors of, the Robin Hood Foundation, which funds New York City educational projects for disadvantaged children. Additionally, since 1991, Mr. Borish has been a Trustee of the Institute for Financial Markets (IFM), a nonprofit dedicated to participating in the development of standards and fostering best practices initiatives in the financial services industry. He served as a Chairman of the Board of Trustees of IFM from 1992 to 1998 and again from 2004 to 2014. From 2006 until 2013, Mr. Borish served as a member of the board of directors at CharityBuzz, a charitable initiative raising funds through auctions featuring celebrity encounters. Mr. Borish was also a member of the Board of the Futures Industry Association and he also served as Special Advisor to the Board of Directors of the Chicago Board of Trade.

Mr. Borish’s career began at the Federal Reserve Bank of New York in 1982 where he monitored foreign exchange futures and options until 1985.

Mr. Borish earned a B.A. in Economics from University of Michigan in 1981 and an M.A. in Public Policy from the University of Michigan in 1982.

Mr. Borish’s qualifications to serve as a director include his extensive financial and investment experience focusing on research, data and computing, his expansive knowledge of financial markets and financial technology, and his leadership experience stemming from leading a number of investment funds and having helped build Tudor Investments into a leading global macro hedge fund.

Name:	Karen Caldwell
Age:	61
Business Address:	10125 South Bell Avenue, Chicago, Illinois 60643
Principal Occupation:	See below

Karen Caldwell has served as the Chief Financial Officer of Reform Alliance since 2019. Previously, Ms. Caldwell served as the Chief Financial Officer and Treasurer of the NHP Foundation, a non for profit dedicated to increasing housing affordability, from 2018 to 2019. From 2016 to 2018, Ms. Caldwell served as the Chief Financial Officer and Executive Vice President of the New York City Housing Authority. Prior to such position, she served as the president of Hanseatic Management Services, Inc., an asset management company, from 2015 to 2016. Prior to Hanseatic, Ms. Caldwell served as a managing director of Alternative Investments at Amundi Investments, LLC, an investment advisement firm, from 2008 to 2014. From 1994 until 2008, Ms. Caldwell served as the Group Senior Vice President and Co-Head of Rates and Portfolio Management of ABN AMRO/LaSalle Bank Corporation Treasury. Ms. Caldwell also served as the Vice President of Foreign Exchange Trading and Sales at JPMorgan Chase from 1982 until 1994.

Ms. Caldwell served as a member of the board of directors and on the Audit Committee of the Chicago Housing Authority from 2014 until 2015.

Ms. Caldwell earned a B.S. in Accounting from Florida A&M University, and an MBA in Finance & Marketing from Northwestern University, Kellogg School of Management.

Ms. Caldwell’s qualifications to serve as a director include her extensive experience as senior management in various businesses and decades of leadership experience in top financial institutions.

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Name:	Charles Clarvit
Age:	63
Business Address:	21 West 20th Street, PH 1, NY, NY 10021
Principal Occupation:	See below

Charles I. Clarvit has served as Chief Executive Officer of Clarvit Capital Family Office, LLC, an investment firm, since 2015. Previously, he served as Chief Executive Officer of Vinci Partners-US, an asset and wealth management firm headquartered in Brazil, where he worked from 2011 until 2015. From 2007 to 2011, Mr. Clarvit served as a Managing Director and the Co-Head of BlackRock Alternative Advisors (BAA), the firm’s fund of funds platform. During his tenure at BlackRock, Mr. Clarvit held significant portfolio management responsibilities and oversaw marketing strategy and client service for the fund of funds business on the BAA platform. Mr. Clarvit joined BlackRock following the acquisition of the fund of funds business of Quellos Group, LLC, where he served as a Principal from 1998 to 2007, to create one of the largest fund of funds platforms in the world at the time of acquisition. At Quellos, Mr. Clarvit oversaw the Quellos Client Group and held significant portfolio management responsibilities. From 1985 to 1998, Mr. Clarvit was a Managing Director with CIBC Oppenheimer & Co., responsible for alternative investment strategies and private equity advisory services for U.S. pensions, endowments, offshore institutions and high net worth families. From 1978 to 1985 he was a Manager at IBM Corporation in a system engineer and marketing capacity.

Mr. Clarvit is a member of the board of trustees of Eaton Vance Floating-Rate Income Plus Fund.

Mr. Clarvit has served on the Advisory Board of Bridge Point Capital, a private equity firm based in New York City that specializes in U.S./China cross-border healthcare investments, since 2019. Mr. Clarvit also serves on the Johns Hopkins University Board of Trustees and on the Johns Hopkins Center for Financial Economics Advisory Boards for and the Johns Hopkins Innovation and Entrepreneurship Advisory Board. Mr. Clarvit is an angel investor and has served as the Chair of the Board of start-up AgeneBio, Inc., a company dedicated to developing innovative therapeutics for unserved patients afflicted with neurological and psychiatric diseases, since 2014.

Mr. Clarvit earned a B.A. in Social and Behavioral Sciences with a concentration in economics and statistics from Johns Hopkins University in 1978.

Mr. Clarvit’s qualifications to serve as a director include his decades of experience leading various asset and wealth management platforms, his deep knowledge of portfolio management, and his expertise in financial service marketing.

Name:	Ketu Desai
Age:	37
Business Address:	999 Riverview Dr. Suite 201, Totowa, NJ 07512
Principal Occupation:	See below

Ketu Desai has served as the founding partner and Principal of i-squared Wealth Management, Inc., a private wealth investment management firm, since 2016. Previously, he served as Investment Analyst at Lighthouse Investment Partners, LLC (“Lighthouse”), a global investment firm, from 2007 until 2016. Based out of Lighthouse’s NYC office, Mr. Desai helped manage Lighthouse’s credit funds, including the Lighthouse Credit Opportunities Fund and Lighthouse Credit Compass. At Lighthouse, Mr. Desai was also a member of the firm’s Relative Value committee, responsible for portfolio allocation decisions and risk management of fixed income, credit, event-driven, mortgage, and distressed strategies. Prior to joining Lighthouse, Mr. Desai served as a M&A Investment Banking Analyst at Credit Suisse AG.

Mr. Desai earned a B.A. in Economics from Stony Brook University, and a M.S. in Economics from New York University. Mr. Desai has also received an MBA from NYU Stern in Finance, Financial Instruments and Markets, and Entrepreneurship and Innovation.

Mr. Desai’s qualifications to serve as a director include his investing and financial experience as well his background in risk management.

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Name:	Kieran Goodwin
Age:	50
Business Address:	925 Park Avenue 11B, New York, NY 10028
Principal Occupation:	See below

Kieran Goodwin is the founder of Hidden Truth, a mobile application game. Previously, he served as the co-founder and Portfolio Manager of Panning Capital Management, LLC, a hedge fund with $2.5 billion AUM at its peak, from 2012 to 2019. Prior to Panning, from 2004 to 2010, Mr. Goodwin served as partner and Head of Trading of King Street Capital Management, an investment management firm. From 2002 to 2004, Mr. Goodwin served as a Managing Director in UBS Principal Finance. Prior to UBS, Mr. Goodwin was a Managing Director in Fixed Income at Merrill Lynch and from 1991 until 1997 he was a trader in interest rate and credit derivatives at Smith Barney, Citigroup and Salomon Brothers.

Mr. Goodwin earned a B.A. in Computer Science from Duke University in 1991.

Mr. Goodwin’s qualifications to serve as a director include his experience as a founder of an investment company and his extensive knowledge and experience in the finance and investment spaces.

Name:	Andrew Kellerman
Age:	54
Business Address:	405 Lexington Avenue, 58th Floor, New York, New York 10174
Principal Occupation:	See below

Andrew Kellerman has served as Partner and Head of Business Development of Saba Capital Management, L.P. since 2018. Prior to joining Saba, Mr. Kellerman served as a Managing Director and Head of Distribution for the Private Institutional Client group within Alex. Brown & Sons where he was responsible for placement of boutique funds and private direct investments from 2017 to 2018. Prior to Alex. Brown, Mr. Kellerman served as a Managing Partner of Measure 8 Venture Partners, a diversified private capital fund focused on opportunities in emerging industries, from January 2017 to November 2017. Previously, Mr. Kellerman served as a Managing Director and Head of Business Development with Vertical Knowledge supplying open source data and analytics for the defense, financial services, and commercial markets from 2014-2016. Prior to joining Vertical Knowledge, Mr. Kellerman was employed with Deutsche Bank from 2002 through 2014, where he served as a Managing Director in Credit Derivatives from 2002-2006; U.S. Head of Synthetic CDO Sales from 2006-2009 and Head of Hedge Fund Credit Sales from 2009 through 2014. Mr. Kellerman’s additional experience includes FleetBoston Financial in Singapore where he was a Director in Asia Structured Finance, Presidio Capital also in Singapore where he served as Director in Structured Finance and First National Bank of Chicago where he served as VP, Head of EM Options Trading.

Mr. Kellerman holds a Bachelor of Science in International Relations from Syracuse University.

Mr. Kellerman’s qualifications to serve as a director include his extensive experience in the investment and financial services industries including his time as managing director of a large multinational investment bank.

Name:	Neal Neilinger
Age:	55
Business Address:	125 Clapboard Ridge Road, Greenwich, CT 06830
Principal Occupation:	See below

Since 2017, Neal Neilinger has served as Advisor to the CEO of Sarasota Private Trust Company (“SPTC”) and an Advisor to the Chairman of New York Private Bank & Trust. He is responsible for new business development for both SPTC and all divisions and affiliates of Emigrant Bank, one of the largest privately owned banks in the United States.

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Prior to joining New York Private Bank & Trust in 2017, Mr. Neilinger managed a personal portfolio of private equity investments, prior to which he served as Vice Chairman and Chief Investment Officer of Aladdin Capital Management, a $20 billion alternative funds manager based in Stamford, CT, from 2008 to 2012. In 2008 Mr. Neilinger served as a Managing Director of Crédit Agricole Corporate and Investment Bank.

Mr. Neilinger has held senior roles in the global financial markets spanning the last 30 years. He began his career in 1986 at Bear Stearns & Co. where he served as Vice President until 1990. In 1990 Mr. Neilinger joined Lehman Brothers based in London, where he served as an Executive Director until 1997 and was responsible for the trading of all credit including credit derivatives products throughout Europe. In 1997, Mr. Neilinger joined Deutsche Bank as a Managing Director and an Operating Committee Member of their investment bank responsible for the global trading of credit, serving in such role until 1999. In 2000, Mr. Neilinger joined Dresdner Bank (“Dresdner”) as Deputy Head of the New York office and later Head of their European Corporate Debt Syndicate serving at Dresdner until 2005.

Mr. Neilinger has served on the Board of Directors of Sabal Palm Bank in Sarasota, Florida since 2013, where he is the Chairman of the Executive Committee. He is a former Co-Chair of The National Advisory Council for Colonial Williamsburg, a former Board Member of the Greenwich United Way and past President and Service Member of The Cos Cob Fire Police Patrol.

Mr. Neilinger graduated from Bates Colleges with a B.A. in Political Science and Government.

Mr. Neilinger’s qualifications to serve as a director include his extensive senior management and executive experience in the investment and financial services industries as well as his position as Chairman of the Executive Committee on the board of a private bank.

None of the Nominees currently hold, nor at any time has held, any position with the Fund. None of the Nominees oversee any portfolios in the Fund’s Fund Complex (as defined in the 1940 Act).

We urge shareholders to vote FOR ALL eight of the Nominees on the GOLD proxy card.

None of the organizations or corporations referenced above is a parent, subsidiary or other affiliate of the Fund. We believe that, if elected, each of the Nominees will be considered an independent trustee of the Fund under (i) the NYSE’s Listing Standards (the “Listing Standards”), and (ii) paragraph (a)(1) of Item 407 of Regulation S-K. In addition, we believe that the Nominees are not and will not be “interested persons” of the Fund within the meaning of section 2(a)(19) of the 1940 Act.

Each of the Nominees has entered into a nominee agreement pursuant to which Saba has agreed to pay the costs of soliciting proxies in connection with the Annual Meeting and to defend and indemnify such Nominees against, and with respect to, any losses that may be incurred by them in connection with their nomination as candidates for election to the Board and the solicitation of proxies in support of their election. The Nominees will not receive any compensation from Saba for their services as trustees of the Fund if elected. If elected, the Nominees will be entitled to such compensation from the Fund as is consistent with the Fund’s practices for services of non-employee trustees.

Each of the Nominees has agreed to being nominated as a Nominee in this Proxy Statement and has confirmed his or her willingness to serve on the Board if elected. We do not expect that any of the Nominees will be unable to stand for election, but, in the event that a Nominee is unable to or for good cause will not serve, the Common Shares represented by the GOLD proxy card will be voted for a substitute candidate selected by Saba, a right that Saba has reserved in its nomination notice. In the case of any of the foregoing, Saba will give prompt written notice to the Fund if it chooses to nominate any such additional or substitute nominee and Saba will file and deliver supplemental proxy materials, including a revised proxy card, disclosing the information relating to such additional persons that is required to be disclosed in solicitations for proxies for the election of trustees pursuant to Section 14 of the Securities Exchange Act of 1934 (the “Exchange Act”). There can be no assurance that the Fund will not assert that any additional or substitute nominations made pursuant to such a reservation must separately comply with any advance notification requirements provided in the By-Laws. If Saba determines to add nominees, whether because the Fund expands the size of the Board subsequent to the date of this Proxy Statement or for any other reason, Saba will supplement this Proxy Statement.

Vote Required.

According to the By-Laws and the Fund’s Proxy Statement, 60% of the outstanding shares entitled to vote at the Annual Meeting are required for the election of each trustee nominee (the “Supermajority Voting Standard”). However, if Saba CEF is successful in its Complaint and the Court strikes or enjoins the use of the Fund’s Unilateral Supermajority Voting Provision, then Saba expects the election of the trustees under Proposal 1 to be effectuated by a plurality of the votes cast. Abstentions or Broker non-votes, if any, will have the effect of a vote against the election of Trustees.

9

We urge you to sign and return our GOLD proxy card. If you have already voted using the Fund’s white proxy card, you have every right to change your vote by completing and mailing the enclosed GOLD proxy card in the enclosed pre-paid envelope or by voting via Internet or by telephone by following the instructions on the GOLD proxy card. Only the latest validly executed proxy that you submit will be counted; any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions under “Can I change my vote or revoke my proxy?” If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, InvestorCom, toll free at (877) 972-0090 or collect at (203) 972-9300.

The \

We Recommend a Vote FOR ALL EIGHT of the Nominees for election at the Annual Meeting on the GOLD proxy card.

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PROPOSAL 2: TERMINATE THE MANAGEMENT AGREEMENT BETWEEN THE FUND AND VOYA INVESTMENTS, LLC

Due to what we perceive to be years of underperformance by the Fund and the existing Manager, Saba believes that it is in the best interests of shareholders of the Fund to terminate the Management Agreement. The Record Holder is seeking to terminate the Management Agreement in accordance with the provisions of Section 15 thereof. Under Section 15 of the Management Agreement and pursuant to the 1940 Act, the Management Agreement may be terminated at any time, by either the trustees of the Fund or a majority of the outstanding securities of the Fund upon sixty (60) days’ prior written notice to the Manager.

The 1940 Act provides a temporary exemption to the approval requirements of an investment advisory agreement, in the event that a prior advisory contract is terminated, which allows the Board (including a majority of the independent trustees) to approve an interim investment advisory contract. Such an interim contract is required to be approved within ten business days after the date that the termination of the prior advisory contract becomes effective, with the compensation received under the interim contract to be no greater than the compensation the adviser would have received under the previous contract. The Board would then have 150 days to obtain shareholder approval for that new investment advisory contract at a subsequent meeting of shareholders (which would be the subject of a separate proxy solicitation). Although the failure to approve an interim or permanent investment advisory agreement could potentially require the Fund to become internally managed, we believe any reasonably designed process to select a new manager would identify a number of suitable, alternative advisers willing to advise the Fund on attractive terms.

Although a change in adviser may result in some amount of lost time or incremental expense, we believe this cost is far outweighed by the potential benefits of replacing the existing advisor.

Accordingly, shareholders are being asked to vote on the following resolution:

BE IT RESOLVED, that the Amended and Restated Investment Management Agreement between Voya Prime Rate Trust (the “Fund”) and Voya Investments, LLC (the “Manager”), as amended and restated on May 1, 2015 (the “Management Agreement”), and all other advisory and management agreements between the Fund and the Manager shall be terminated by the Fund, pursuant to the right of shareholders as embodied in Section 15(a)(3) of the Investment Company Act of 1940 (the “1940 Act”) and as required to be included in such agreements, such termination to be effective no more than sixty (60) days following the date hereof.

Vote Required.

According to the 1940 Act, the vote of “a majority of the outstanding voting securities of the Fund” at the 2020 annual shareholders meeting of the Fund means the affirmative vote of the lesser of: (i) 67% or more of shares of the voting securities present at such meeting, if the holders of more than 50% of the outstanding shares of voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding shares of voting securities. Abstentions or broker non-votes, if any, will be treated as votes present at the Annual Meeting, but will not be treated as votes cast. Accordingly, abstentions or broker non-votes will not have any effect on the outcome of Proposal 2.

We Recommend a Vote FOR Proposal 2 on the GOLD proxy card.

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PROPOSAL 3: REQUEST THAT THE BOARD CONSIDER A SELF-TENDER FOR 40% OF THE OUTSTANDING COMMON SHARES

A fund’s NAV is the total value of a fund’s assets minus its liabilities. When compared to an index, it provides investors and company boards with a way to examine whether an adviser is meeting or exceeding benchmark returns.

According to the Fund’s Annual Report, filed on May 8, 2019, when compared to the other funds in its Morningstar category, the Fund ranked in the fifth (lowest) quintile of its benchmark for the one-year, three-year and five-year periods; the Fund ranked in the fourth (second to lowest) quintile of its benchmark for the 10-year period.

When funds underperform, investors require: (1) a thoughtful and thorough explanation of management’s recent decisions, and (2) the board’s plan going forward. We believe that the Fund’s excessive discount level indicates that the market has lost faith in the Fund’s adviser’s ability to significantly add to shareholder value. We also believe the Board has done little to address the Fund’s poor performance and that shareholders should have the opportunity to realize a price for their Common Shares close to NAV. Toward that end, Saba believes the Board should consider authorizing a self-tender offer for 40% of the shares outstanding at or close to NAV.

The Fund and Board are likely to come up with a litany of arguments against this proposal but the simple fact of the matter is that the Board has not been able to effectively manage the Fund’s discount. Accordingly, shareholders are being asked to vote on the following resolution:

 BE IT RESOLVED, that the shareholders of Voya Prime Rate Trust (the “Fund”), requests that the Board of Directors (the “Board”) consider authorizing a self-tender offer for 40% of the outstanding shares of the Fund at or close to net asset value (“NAV”).

Vote Required.

According to the By-Laws and the Fund’s Proxy Statement, the approval of Proposal 3 requires the affirmative vote of a majority of the shares represented in person or by proxy at a meeting at which a quorum is present. Abstentions or broker non-votes, if any, will be treated as votes present at the Annual Meeting, but will not be treated as votes cast. Accordingly, abstentions or broker non-votes will not have any effect on the outcome of Proposal 3.

We Recommend a Vote FOR Proposal 3 on the GOLD proxy card.

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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Who is entitled to vote?

Shareholders of record at the close of business on the Record Date, are entitled to be present and to vote at the Annual Meeting or any adjournment of the Annual Meeting. Each Common Share of record is entitled to one vote.

How do I vote my shares?

Common Shares or Preferred Shares held in record name. If your Common Shares are registered in your own name, please vote today by signing, dating and returning the enclosed GOLD proxy card in the postage-paid envelope provided. Execution and delivery of a proxy by a record holder of Common Shares will be presumed to be a proxy with respect to all shares held by such record holder unless the proxy specifies otherwise.

Common Shares or Preferred Shares beneficially owned or held in “street” name. If you hold your Common Shares in “street” name with a broker, bank, dealer, trust company or other nominee, only that nominee can exercise the right to vote with respect to the Common Shares that you beneficially own through such nominee and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to your broker, bank, dealer, trust company or other nominee to vote in favor of the election of the Nominees. Please follow the instructions to vote provided on the enclosed GOLD proxy card. If your broker, bank, dealer, trust company or other nominee provides for proxy instructions to be delivered to them by telephone or Internet, instructions will be included on the enclosed GOLD proxy card. We urge you to confirm in writing your instructions to the person responsible for your account and provide a copy of those instructions by emailing them to Saba@investor-com.com or mailing them to Saba Capital Management, L.P., c/o InvestorCom, 19 Old Kings Highway S., Suite 210 • Darien, CT 06820, so that we will be aware of all instructions given and can attempt to ensure that such instructions are followed.

Note: Common Shares represented by properly executed GOLD proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, “FOR ALL” eight of the Nominees listed in Proposal 1, “FOR” Proposal 2 and “FOR” Proposal 3.

How should I vote on the Proposals?

We recommend that you vote your shares on the GOLD proxy card as follows:

“FOR ALL” eight Nominees standing for election to the Board named in this Proxy Statement (Proposal 1);

“FOR” the termination of the Management Agreement between the Fund and the Manager, and all other advisory and management agreements between the Fund and the Manager (Proposal 2); and

“FOR” the request that the Board consider a self-tender for all outstanding shares of the Fund at or close to net asset value (Proposal 3).

What vote is needed to approve each proposals?

Proposal 1 – Election of Trustees. According to the By-Laws and the Fund’s Proxy Statement, the Supermajority Voting Standard is required for the election of each trustee nominee. However, if Saba CEF is successful in its Complaint and the Court strikes or enjoins the use of the Fund’s Unilateral Supermajority Voting Provision, then Saba expects the election of the trustees under Proposal 1 to be effectuated by a plurality of the votes cast. Abstentions or Broker non-votes, if any, will have the effect of a vote against the election of Trustees.

THE ONLY WAY TO SUPPORT ALL EIGHT OF THE NOMINEES IS TO SUBMIT YOUR VOTING INSTRUCTIONS “FOR ALL” THE NOMINEES ON THE GOLD PROXY CARD. PLEASE DO NOT SIGN OR RETURN A WHITE PROXY CARD FROM THE FUND, EVEN IF YOU INSTRUCT TO “WITHHOLD” ON THEIR TRUSTEE NOMINEES. DOING SO WILL REVOKE ANY PREVIOUS VOTING INSTRUCTIONS YOU PROVIDED ON THE GOLD PROXY CARD.

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Proposal 2 – According to the 1940 Act, the vote of “a majority of the outstanding voting securities of the Fund” at the 2020 annual shareholders meeting of the Fund means the affirmative vote of the lesser of: (i) 67% or more of shares of the voting securities present at such meeting, if the holders of more than 50% of the outstanding shares of voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding shares of voting securities. Abstentions or broker non-votes, if any, will be treated as votes present at the Annual Meeting, but will not be treated as votes cast. Accordingly, abstentions or broker non-votes will not have any effect on the outcome of Proposal 2.

Proposal 3 – According to the By-Laws and the Fund’s Proxy Statement, the approval of Proposal 3 requires the affirmative vote of a majority of the shares represented in person or by proxy at a meeting at which a quorum is present. Abstentions or Broker non-votes, if any, will be treated as votes present at the Annual Meeting, but will not be treated as votes cast. Accordingly, abstentions or broker non-votes will not have any effect on the outcome of Proposal 3.

Can I change my vote or revoke my proxy?

If you are the shareholder of record, you may change your proxy instructions or revoke your proxy at any time before your proxy is voted at the Annual Meeting. Proxies may be revoked by any of the following actions:

•	signing, dating and returning the enclosed GOLD proxy card (the latest dated proxy is the only one that counts);
•	delivering a written revocation or a later dated proxy for the Annual Meeting to Saba Capital Management, L.P., c/o InvestorCom, 19 Old Kings Highway S., Suite 210 • Darien, CT 06820 or to the secretary of the Fund; or
•	attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not, by itself, revoke a proxy).

If your shares are held in a brokerage account by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee. If you attend the Annual Meeting and you beneficially own Common Shares but are not the record owner, your mere attendance at the Annual Meeting WILL NOT be sufficient to revoke your prior given proxy card. You must have written authority from the record owner to vote your shares held in its name at the meeting. Contact InvestorCom toll free at (877) 972-0090 or collect at (203) 972-9300 for assistance or if you have any questions.

IF YOU HAVE ALREADY VOTED USING THE FUND’S WHITE PROXY CARD, WE URGE YOU TO REVOKE IT BY FOLLOWING THE INSTRUCTIONS ABOVE. Although a revocation is effective if delivered to the Fund, we request that either the original or a copy of any revocation be mailed to Saba Capital Management, L.P., c/o InvestorCom, 19 Old Kings Highway S., Suite 210 • Darien, CT 06820, so that we will be aware of all revocations.

Who is making this Proxy Solicitation and who is paying for it?

The solicitation of proxies pursuant to this proxy solicitation is being made by Saba and the Nominees. Proxies may be solicited by mail, facsimile, telephone, telegraph, Internet, in person or by advertisements. Saba will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Saba has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the Common Shares or Preferred Shares, as applicable, they hold of record. Saba will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that certain regular employees of Saba will also participate in the solicitation of proxies in support of the Nominees. Such employees will receive no additional compensation if they assist in the solicitation of proxies.

Saba has retained InvestorCom to provide solicitation and advisory services in connection with this solicitation. InvestorCom will be paid a fee not to less than $12,000 based upon the campaign services provided. In addition, Saba will advance costs and reimburse InvestorCom for reasonable out-of-pocket expenses and will indemnify InvestorCom against certain liabilities and expenses, including certain liabilities under the federal securities laws. InvestorCom will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. It is anticipated that InvestorCom will employ up to twenty-five persons to solicit the Fund’s shareholders as part of this solicitation. InvestorCom does not believe that any of its owners, managers, officers, employees, affiliates or controlling persons, if any, is a “participant” in this proxy solicitation.

Costs of this proxy solicitation are currently estimated to be approximately $800,000. We estimate that through the date hereof, Saba’s expenses in connection with the proxy solicitation are approximately $450,000. If successful, Saba may seek reimbursement of these costs from the Fund. In the event that Saba decides to seek reimbursement of its expenses, Saba does not intend to submit the matter to a vote of the Fund’s shareholders.

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The Board, which will consist of all eight of the Nominees, if all are elected, would be required to evaluate the requested reimbursement consistent with their fiduciary duties to the Fund and its shareholders. Costs related to the solicitation of proxies include expenditures for attorneys, public relations and other advisors, solicitors, printing, advertising, postage, transportation, litigation and other costs incidental to the solicitation.

What is Householding of Proxy Materials?

The SEC has adopted rules that permit companies and intermediaries (such as brokers and banks) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. Some banks and brokers with account holders who are shareholders of the Fund may be householding our proxy materials. A single copy of this definitive proxy Statement (and of the Fund’s Proxy Statement and annual report) will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from one or more of the affected shareholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker and direct your request to the Fund at 1-800-992-0180 or by writing to 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034. Shareholders who currently receive multiple copies of this Proxy Statement at their address and would like to request householding of their communications should contact their bank or broker.

Where can I find additional information concerning PPR?

Pursuant to Rule 14a-5(c) promulgated under the Exchange Act, we have omitted from this Proxy Statement certain disclosure required by applicable law to be included in the Fund’s definitive proxy statement in connection with the Annual Meeting. Such disclosure includes information regarding securities of the Fund beneficially owned by the Fund’s trustees, nominees and management; the Fund’s investment manager and administrator; the Audit Committee of the Board; certain shareholders’ beneficial ownership of more than 5% of the Fund’s voting securities; information concerning executive compensation; and information concerning the procedures for submitting shareholder proposals and trustee nominations intended for consideration at the 2021 annual meeting of shareholders and for consideration for inclusion in the proxy materials for that meeting. If the Fund does not distribute the Fund’s definitive proxy statement to shareholders at least ten days prior to the Annual Meeting, we will distribute to the shareholders a supplement to this Proxy Statement containing such disclosures at least ten days prior to the Annual Meeting. We take no responsibility for the accuracy or completeness of information contained in the Fund’s definitive proxy statement. Except as otherwise noted herein, the information in this Proxy Statement concerning the Fund has been taken from or is based upon documents and records on file with the SEC and other publicly available information. As we may distribute our definitive proxy statement before the Fund files the Fund's definitive proxy statement, we will provide any previously omitted information in a supplement filed as a revised definitive proxy statement, including completing references to the date, time and location of the Annual Meeting, as well as information relating to the Record Date.

This Proxy Statement and all other solicitation materials in connection with this proxy solicitation will be available on the Internet, free of charge, at the SEC’s website https://www.edgar.sec.gov. The Edgar file number for PPR is 811-05410.

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CONCLUSION

We urge you to carefully consider the information contained in this Proxy Statement and then support our efforts by signing, dating and returning the enclosed GOLD proxy card today.

Thank you for your support,

Saba Capital Management, L.P.
Saba Capital CEF Opportunities 1, Ltd.
Boaz R. Weinstein
Aditya Bindal
Peter Borish
Karen Caldwell
Charles Clarvit
Ketu Desai
Kieran Goodwin
Andrew Kellerman
Neal Nellinger

May 8, 2020

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ANNEX I: INFORMATION ON THE PARTICIPANTS

Beneficial Ownership and Other Information

This proxy solicitation is being made by (i) Saba Capital Management, L.P. (“Saba Capital”); (ii) Saba Capital CEF Opportunities 1, Ltd. (“Saba CEF”), (iii) Boaz R. Weinstein, principal of Saba (“Mr. Weinstein,” and together with Saba Capital and Saba CEF, “Saba”); and (iv) the Nominees. The entities and individuals listed in this paragraph may each be deemed a “Participant” and, collectively, the “Participants.”

As of the close of business on May 7, 2020, the Participants may be deemed to “beneficially own” (within the meaning of Rule 13d-3 or Rule 16a-1 under the Exchange Act for the purposes of this Annex I), in the aggregate, 36,320,674 common shares, no par value, of the Fund (“Common Shares”), representing approximately 24.6% of the Fund’s outstanding Common Shares. The percentages used herein are based upon 147,787,691 Common Shares outstanding as of November 30, 2019, as disclosed in the Fund’s Form N-30B-2 filed on February 7, 2020. Saba Capital is the investment adviser to Saba CEF, which holds 4,433,630 Common Shares. Saba Capital, together with its affiliates, including Saba CEF, may be deemed to beneficially own 36,320,674 Common Shares.

As of the date of this Notice, none of the Nominees beneficially own any Common Shares, nor do any of the Nominees beneficially own any other securities of the Fund.

The principal business of Mr. Weinstein is investment management and serving as the Managing Member of Saba Capital and other affiliated entities. The principal business of Saba Capital is to serve as investment manager to various funds that directly hold the Common Shares reported in the aggregate herein (the “Saba Entities”). The principal business of the Saba Entities is to invest in securities.

The principal business address of each of Mr. Weinstein and Saba Capital is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

Each of the Nominees is a citizen of the United States. Information on the principal occupation and business address of each of the Nominees is set forth in PROPOSAL 1: ELECTION OF TRUSTEES on page 5.

Unless otherwise noted as shares held in record name by the Saba Entities, the Common Shares held by the Saba Entities are held in commingled margin accounts, which may extend margin credit to such parties from time to time, subject to applicable federal margin regulations, stock exchange rules and credit policies. In such instances, the positions held in the margin account are pledged as collateral security for the repayment of debit balances in the account. The margin accounts bear interest at a rate based upon the broker’s call rate from time to time in effect. Because other securities are held in the margin accounts, it is not possible to determine the amounts, if any, of margin used to purchase the Common Shares reported herein since margin may have been attributed to such other securities and since margin used is not disclosed on an individual per-security basis.

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Disclaimer

Except as set forth in this Proxy Statement (including the Appendices hereto), (i) during the past 10 years, no Participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant and no associate or “Immediate Family Member” (as defined in Item 22 of Schedule 14A under the Exchange Act (“Item 22”)) of any Participant, is a record owner or direct or indirect beneficial owner of any securities of the Fund, any parent or subsidiary of the Fund, any investment adviser, principal underwriter, or “Sponsoring Insurance Company” (as defined in Item 22) of the Fund, or in any registered investment companies overseen or to be overseen by the Participant within the same “Family of Investment Companies” (as defined in Item 22) that directly or indirectly controls, is controlled by or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance, or affiliated person of the Fund; (iii) no Participant in this solicitation directly or indirectly beneficially owns any securities of the Fund which are owned of record but not beneficially; (iv) no Participant in this solicitation has purchased or sold any securities of the Fund or the Fund’s investment adviser during the past two years, nor from either entity’s “Parents” or “Subsidiaries” (as defined in Item 22); (v) no Participant has any “family relationship” for the purposes of Item 22 whereby a family member is an “Officer” (as defined in Item 22 ), director (or person nominated to become an Officer or director), employee, partner, or copartner of the Fund, the Fund’s investment adviser and/or a principal underwriter of any of the foregoing, or any Subsidiary or other potential affiliate of any of the foregoing; (vi) no part of the purchase price or market value of the securities of the Fund owned by any Participant in this solicitation is represented by Funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vii) no Participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Fund, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (viii) no associate of any Participant in this solicitation owns beneficially, directly or indirectly, any securities of the Fund; (ix) no Participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Fund; (x) during the last five years, no Nominee has had any arrangement or understanding with any other person pursuant to which he or she was selected to be a nominee for election as a trustee to the Fund other than the Nominee Agreements described herein; (xi) no Participant and no Immediate Family Member of any Participant in this solicitation or any of his, heror its associates was a party to, or had a direct or indirect material relationship in, any transaction or series of similar transactions since the beginning of the Fund’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions in which the amount involved exceeds $120,000 and for which any of the following was or is a party: the Fund or any of its subsidiaries, an Officer of the Fund, an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser, principal underwriter, or Sponsoring Insurance Company as the Fund or having an investment adviser, principal underwriter, or Sponsoring Insurance Company that directly or indirectly controls, is controlled by or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund (an investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person of the Fund, or any Officer or any person directly or indirectly controlling, controlled by, or under common control with any investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person of the Fund; (f) an Officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund; or (g) an Officer of a person directly or indirectly controlling, controlled by, or under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund; (xii) during the last five years, no Participant and no Immediate Family Member of any Participant has had a position or office with: (a) the Fund; (b) an investment company, or a person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser, principal underwriter, or Sponsoring Insurance Company as the Fund or having an investment adviser, principal underwriter, or Sponsoring Insurance Company that directly or indirectly controls, is controlled by, or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund; (c) an investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person (xiii) no Participant in this solicitation or any of his, her or its associates has any arrangement or understanding with any person with respect to any future employment by the Fund or its affiliates, or with respect to any future transactions to which the Fund or any of its affiliates will or may be a party; (xiv) no Participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise, in any matter to be acted on at the Annual Meeting; (xv) there are no material pending legal proceedings to which any Nominee or any of his, her or its associates is a party adverse to the Fund or, to the best of Saba’s knowledge after reasonable investigation, any affiliated person of the Fund, nor does any Nominee have a material interest in such proceedings that is adverse to the Fund or, to the best of the Saba’s knowledge after reasonable investigation, any affiliated person of the Fund; (xvi) since the beginning of the last two completed fiscal years, no Participant (and no Immediate Family Member of a Participant) has served on the board of directors or trustees of a company or trust where an Officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund, or any person directly or indirectly controlling, controlled by, or under common control with any of those, serves on the board of directors or trustees; and (xvii) no Participant has withheld information that is required to be disclosed under the following Items under Regulation S-K under the Exchange Act: Item 401(f) with respect to involvement in certain legal proceedings, Item 401(g) with respect to promoters and control persons, and Item 405 with respect to beneficial ownership and required filings.

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Transactions by the Participants with respect to the Fund’s securities

The following tables set forth all transactions effected during the past two years by the Participants with respect to securities of the Fund. The Common Shares reported herein are held in either cash accounts or margin accounts in the ordinary course of business. Unless otherwise indicated, all transactions were effected on the open market.

Common Shares

Saba

Date	Side	Shares	12/11/18	Buy	285,344	6/11/19	Buy	17,296
4/20/18	Sell	(18,800)	12/12/18	Buy	80,000	6/12/19	Buy	42,992
4/23/18	Sell	(136,932)	12/17/18	Buy	51,000	6/14/19	Buy	50,000
4/24/18	Sell	(183,984)	12/18/18	Buy	20,000	6/17/19	Buy	157,312
4/25/18	Sell	(54,815)	12/20/18	Buy	100,000	6/18/19	Buy	202,287
4/26/18	Sell	(10,566)	12/24/18	Buy	38,486	6/20/19	Buy	13,205
8/15/18	Buy	130,399	12/26/18	Buy	82,558	6/24/19	Buy	63,522
8/16/18	Buy	83,400	12/27/18	Buy	154,424	6/25/19	Buy	203,985
8/17/18	Buy	198,982	12/28/18	Buy	53,729	7/1/19	Buy	23,950
8/20/18	Buy	340,996	1/3/19	Buy	227,628	7/11/19	Sell	(13,205)
8/21/18	Buy	149,876	1/7/19	Buy	26,400	7/15/19	Buy	180,886
8/22/18	Buy	91,051	1/8/19	Buy	224,116	7/16/19	Buy	300,000
8/23/18	Buy	126,933	1/10/19	Buy	224,892	7/17/19	Buy	423,728
8/24/18	Buy	579,805	1/17/19	Buy	7,887	7/18/19	Buy	32,685
8/27/18	Buy	90,500	1/29/19	Sell	(11,650)	7/18/19	Sell	(13,205)
8/28/18	Buy	139,085	1/30/19	Sell	(38,149)	7/19/19	Buy	15,986
8/29/18	Buy	323,434	2/13/19	Buy	26,833	8/5/19	Buy	18,400
8/30/18	Buy	134,775	2/14/19	Buy	153,343	8/7/19	Buy	25,670
8/31/18	Buy	332,591	2/14/19	Sell	(22,000)	8/8/19	Buy	108,267
9/4/18	Buy	291,490	2/15/19	Buy	22,800	8/13/19	Buy	800
9/5/18	Buy	466,820	2/19/19	Buy	21,024	8/15/19	Buy	18,111
9/6/18	Buy	33,600	2/20/19	Buy	112,791	8/19/19	Buy	44,763
9/7/18	Buy	124,170	2/21/19	Buy	4,000	8/20/19	Buy	12,891
9/10/18	Buy	178,262	3/7/19	Sell	(5,744)	8/21/19	Buy	90,400
9/11/18	Buy	37,293	3/18/19	Buy	15,890	9/16/19	Sell	(45,881)
9/12/18	Buy	27,315	3/19/19	Buy	493,380	9/17/19	Sell	(48,212)
9/13/18	Buy	144,406	3/20/19	Buy	558,214	9/18/19	Buy	84,225
9/14/18	Buy	171,286	3/21/19	Buy	1,886,489	9/19/19	Sell	(99,266)
9/17/18	Buy	112,656	3/22/19	Buy	138,949	9/20/19	Buy	101,356
9/18/18	Buy	128,828	3/25/19	Buy	111,059	9/23/19	Sell	(73,717)
9/19/18	Buy	192,851	3/26/19	Buy	78,301	9/24/19	Buy	40,364
10/10/18	Buy	68,025	3/27/19	Buy	96,024	9/25/19	Buy	304,235
10/12/18	Buy	249,041	3/28/19	Buy	100,276	9/26/19	Buy	886,710
10/15/18	Buy	60,818	3/29/19	Buy	67,236	9/27/19	Buy	125,511
11/2/18	Buy	7,000	4/1/19	Buy	43,931	9/30/19	Buy	229,284
11/5/18	Buy	1,900	4/2/19	Buy	155,758	10/1/19	Buy	159,011
11/6/18	Buy	100,803	4/3/19	Buy	36,190	10/2/19	Buy	101,595
11/7/18	Buy	103,093	4/4/19	Buy	196,259	10/3/19	Buy	241,105
11/8/18	Buy	152,246	4/5/19	Buy	52,918	10/4/19	Buy	147,901
11/13/18	Buy	703	4/8/19	Buy	74,038	10/7/19	Buy	509,906
11/14/18	Buy	1,900	4/9/19	Buy	192,884	10/8/19	Buy	192,225
11/19/18	Buy	192,457	4/10/19	Buy	44,730	10/9/19	Buy	413,785
11/20/18	Buy	30,362	4/17/19	Buy	70,282	10/10/19	Buy	355,556
11/28/18	Buy	41,575	4/17/19	Sell	(13,205)	10/11/19	Buy	286,144
11/29/18	Buy	90,749	4/23/19	Buy	94,482	10/14/19	Buy	300,000
11/30/18	Buy	50,000	4/24/19	Buy	76,600	10/15/19	Buy	238,056
12/3/18	Buy	113,495	6/3/19	Buy	136,999	10/28/19	Buy	106,071
12/4/18	Buy	173	6/4/19	Buy	45,210	10/29/19	Buy	340,172
12/6/18	Buy	6,500	6/6/19	Buy	65,286	10/30/19	Buy	1,026,168
12/7/18	Buy	2,400	6/7/19	Buy	19,811	10/31/19	Buy	307,077
12/10/18	Buy	151,411	6/10/19	Buy	22,095	11/1/19	Buy	366,258

19

11/4/19	Buy	189,279	1/3/20	Buy	152,683	2/14/20	Buy	108,005
11/5/19	Buy	65,502	1/6/20	Buy	115,105	2/18/20	Buy	722,939
11/6/19	Buy	126,075	1/7/20	Buy	242,928	2/20/20	Buy	595
11/7/19	Buy	226,751	1/8/20	Buy	1,479,055	2/21/20	Buy	400
11/8/19	Buy	404,386	1/9/20	Buy	70,920	2/25/20	Buy	138,025
11/11/19	Buy	241,785	1/10/20	Buy	88,843	2/27/20	Buy	93,619
11/12/19	Buy	166,128	1/13/20	Buy	255,082	2/28/20	Buy	203,088
11/13/19	Buy	9,056	1/14/20	Buy	260,853	3/2/20	Buy	343,295
11/14/19	Buy	70,000	1/15/20	Buy	55,778	3/3/20	Buy	94,358
11/19/19	Buy	3,500	1/16/20	Buy	47,717	3/4/20	Buy	93,847
12/3/19	Buy	17,513	1/17/20	Buy	90,480	3/9/20	Buy	1,100
12/4/19	Buy	1,900	1/21/20	Buy	69,005	3/12/20	Buy	221,486
12/9/19	Buy	154,636	1/22/20	Buy	135,012	3/13/20	Buy	86,238
12/10/19	Buy	274,789	1/23/20	Buy	402,824	3/16/20	Buy	81,292
12/11/19	Buy	155,384	1/24/20	Buy	59,895	3/17/20	Buy	35,729
12/12/19	Buy	73,400	1/27/20	Buy	292,584	3/18/20	Buy	169,789
12/13/19	Buy	139,491	1/28/20	Buy	481,613	3/19/20	Buy	66,160
12/16/19	Buy	283,405	1/29/20	Buy	100,000	3/20/20	Buy	55,737
12/17/19	Buy	68,270	1/30/20	Buy	1,223,925	3/23/20	Buy	300,000
12/18/19	Buy	307,801	1/31/20	Buy	94,318	3/25/20	Buy	38,465
12/19/19	Buy	526,154	2/3/20	Buy	83,750	3/27/20	Buy	57,300
12/20/19	Buy	137,510	2/4/20	Buy	85,514	3/31/20	Buy	44,305
12/23/19	Buy	174,126	2/5/20	Buy	163,065	4/2/20	Buy	900
12/24/19	Buy	84,951	2/6/20	Buy	132,263	4/3/20	Buy	95,547
12/26/19	Buy	261,871	2/7/20	Buy	310,600	4/8/20	Buy	21,526
12/27/19	Buy	29,033	2/10/20	Buy	167,647	4/13/20	Buy	99,070
12/30/19	Buy	244,926	2/11/20	Buy	61,264	4/20/20	Buy	100,000
12/31/19	Buy	105,168	2/12/20	Buy	100,000	4/21/20	Buy	214,293
1/2/20	Buy	95,435	2/13/20	Buy	1,000

20

IMPORTANT

Tell your Board what you think! YOUR VOTE IS VERY IMPORTANT, no matter how many or how few shares you own. Please give us your proxy “FOR ALL” of the Nominees by taking three steps:

● SIGNING the enclosed GOLD proxy card,

● DATING the enclosed GOLD proxy card, and

● MAILING the enclosed GOLD proxy card TODAY in the envelope provided (no postage is required if    mailed in the United States).

If any of your shares are held in the name of a broker, bank, bank nominee or other institution, only it can vote your shares and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. You may also vote by signing, dating and returning the enclosed GOLD voting form in the postage-paid envelope provided, and to ensure that your shares are voted, you should also contact the person responsible for your account and give instructions for a GOLD proxy card to be issued representing your shares.

After signing the enclosed GOLD proxy card, DO NOT SIGN OR RETURN PPR’S WHITE PROXY CARD UNLESS YOU INTEND TO CHANGE YOUR VOTE, because only your latest dated proxy card will be counted.

If you have previously signed and returned a white proxy card to PPR, you have every right to change your vote. Only your latest dated proxy card will count. You may revoke any proxy card already sent to PPR by signing, dating and mailing the enclosed GOLD proxy card in the postage-paid envelope provided or by voting by telephone or Internet. Any proxy may be revoked at any time prior to the Annual Meeting by delivering a written notice of revocation or a later dated proxy for the Annual Meeting to InvestorCom or by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not in and of itself constitute a revocation.

If you have any questions concerning this Proxy Statement, would like to request additional copies of this Proxy Statement, or need help voting your shares, please contact our proxy solicitor:

19 Old Kings Highway S., Suite 210

Darien, CT 06820
Shareholders Call Toll-Free at: (877) 972-0090

E-mail: Saba@investor-com.com

21

Form of Gold Proxy Card

Voya Prime Rate Trust

Proxy Card for 2020 Annual Meeting of Shareholders (the “Annual Meeting”)

THIS PROXY SOLICITATION IS BEING MADE BY SABA CAPITAL MANAGEMENT, L.P. (“SABA CAPITAL”) AND THE INDIVIDUALS NAMED IN PROPOSAL 1 (THE “NOMINEES”)

THE BOARD OF TRUSTEES (THE “BOARD”) OF VOYA PRIME RATE TRUST IS NOT SOLICITING THIS PROXY

The undersigned appoints Michael D’Angelo, Paul Kazarian, Pierre Weinstein and John Grau and each of them, attorneys and agents with full power of substitution to vote all common shares of Voya Prime Rate Trust, a Massachusetts business trust and a closed-end management investment company registered under the Investment Company Act of 1940 (the “Fund”), that the undersigned would be entitled to vote at the Annual Meeting of shareholders of the Fund, including at any adjournments or postponements thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the instructions indicated herein, with discretionary authority as to any and all other matters that may properly come before the meeting or any adjournment, postponement or substitution thereof that are unknown to us a reasonable time before this solicitation.

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to said shares, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. This proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting (including any adjournments or postponements thereof).

If this proxy is signed and returned, it will be voted in accordance with your instructions. If you do not specify how the proxy should be voted, this proxy will be voted “FOR ALL” eight of the Nominees listed in Proposal 1, “FOR” Proposal 2 and “FOR” Proposal 3. None of the matters currently intended to be acted upon pursuant to this proxy are conditioned on the approval of other matters.

– – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – –

INSTRUCTIONS: FILL IN VOTING BOXES “■” IN BLACK OR BLUE INK

We recommend that you vote “FOR ALL” eight of the Nominees below:

Proposal 1 – Election at the Annual Meeting of the eight individuals nominated by Saba Capital.

Nominees:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
Aditya Bindal Peter Borish Karen Caldwell Charles Clarvit Ketu Desai Kieran Goodwin Andrew Kellerman Neal Nellinger	❑	❑	❑

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “For All Except” box above and write the name of the nominee(s) from which you wish to withhold in the space provided below.)

We recommend that you vote “FOR” Proposal 2:

	FOR	AGAINST	ABSTAIN
Proposal 2 –Termination of the Management Agreement between the Fund and Voya Investments, LLC, as amended and restated on May 1, 2015 (the “Management Agreement”), and all other advisory and management agreements between the Fund and Voya Investments, LLC.	❑	❑	❑

We recommend that you vote “FOR” Proposal 3:

	FOR	AGAINST	ABSTAIN
Proposal 3 – To request that the Board consider authorizing a self-tender offer for 40% of the outstanding shares of the Fund at or close to net asset value.	❑	❑	❑

Signature (Capacity)	Date

Signature (Joint Owner) (Capacity/Title)	Date

NOTE: Please sign exactly as your name(s) appear(s) on stock certificates or on the label affixed hereto. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners must each sign personally. ALL HOLDERS MUST SIGN. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer and give full title as such.

PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE THAT IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.